UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 3, 2016

ANDES 7 Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55491	47-4683655
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

424 Clay Street, Lower Level, San Francisco, CA 94111

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

415 463 7827

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On November 3, 2016, the board of directors (the "Board") and majority shareholders of Andes 7 Inc. (the “Company”) dismissed Gillespie & Associates, PLLC ("Gillespie") as the independent registered public accounting firm of the Company effective immediately. From May 2, 2016 (date of engagement) through to the date of this Current Report on Form 8-K, (1) there were no disagreements with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or procedure, which, if not resolved to the satisfaction of Gillespie, would have caused Gillespie to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Gillespie with a copy of this Current Report on Form 8-K and requested that Gillespie furnish the Company with a letter addressed to the US Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of Gillespie’s letter, dated November 3, 2016, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On November 3, 2016, the Company engaged De Leon & Company, P.A. ("De Leon") as our new independent principal accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the period from May 2, 2016 to November 3, 2016, and any subsequent interim period through the date of engagement, neither the Company, nor anyone on its behalf has consulted De Leon with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) any matter that was either the subject of a disagreement with Gillespie or a reportable event with respect to Gillespie; (iii) the type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that De Leon concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Document
16.1	Letter from Gillespie & Associates, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDES 7 Inc.

By:	/s/ Andrew Khor Poh Kiang
Andrew Khor Poh Kiang President, Chief Executive Officer, Chairman of the Board of Directors

By:	/s/ Lee Kok Keing
Lee Kok Keing Chief Financial Officer

Date:  November 3, 2016

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